UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 6, 2020

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of cach class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On February 6, 2020, Condor Hospitality Limited Partnership (the “Operating Partnership”), the operating partnership of Condor Hospitality Trust, Inc. (the “Company”), entered into a First Amendment to Term Loan Agreement by and among the Operating Partnership, Spring Street Hotel Property LLC and Spring Street Hotel OpCo LLC, as Borrowers, Condor Hospitality REIT Trust and the Company, as Guarantors, and KeyBank National Association, as Agent (the “First Amendment”). The First Amendment amends the Term Loan Agreement dated as of August 9, 2019 (the “Loan Agreement”), which is described in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 and is incorporated herein by reference.

The First Amendment, among other things, provides for the extension of the maturity date under the Loan Agreement to May 8, 2020.

Some of the lenders in the Loan Agreement and / or their affiliates have other business relationships with the Company involving the provision of financial and bank-related services, including cash management and treasury services, and have participated in the Company’s prior debt financings and sales of securities.

The description of the material terms of the First Amendment is not intended to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1

First Amendment to Term Loan Agreement, dated as of February 6, 2020, by and among Condor Hospitality Limited Partnership, Spring Street Hotel Property LLC and Spring Street Hotel OpCo LLC, as Borrowers, Condor Hospitality REIT Trust and the Company, as Guarantors, and KeyBank National Association, as Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: February 10, 2020	By: /s/ Arinn Cavey
Name: Arinn Cavey
Title: Chief Financial Officer and Chief Accounting Officer